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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                                       OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Microfield Group, Inc. (the "Company") for the twelve months ended January 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Covered Report"), I,
A. Mark Walter the principal executive officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

The Covered Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

The information contained in the Covered Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this certificate as of this 19th day of May 2005.

/s/ A. MARK WALTER
    --------------
     A. Mark Walter
     President

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